Exhibit 10.3

AMENDMENT NO. 1 AND JOINDER TO CREDIT AGREEMENT

This Amendment No. 1 and Joinder to Credit Agreement (this “Amendment”), dated as of December 17, 2013 (the “Amendment Effective Date”), is entered into by SUSSER PETROLEUM PARTNERS LP, a Delaware limited partnership (the “Borrower”), the lenders party hereto, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and solely for purposes of Section 8 hereof, the Guarantors (as defined in the Credit Agreement defined below).
INTRODUCTION
Reference is made to the Credit Agreement dated as of September 25, 2012 (as modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the Administrative Agent.
The Borrower has requested, and the Administrative Agent and the Lenders have agreed, to make certain amendments to the Credit Agreement, to increase the Aggregate Commitments under the Credit Agreement and to add new Lenders to the Credit Agreement. Furthermore, certain of the Lenders have severally agreed to increase their respective Commitments on the terms and conditions set forth herein.
THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:
Section 1.Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.    Amendment of Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:
“First Amendment” means the Amendment No. 1 and Joinder to Credit Agreement, dated as of December 17, 2013 by and between the Borrower, the Guarantors, the Lenders party thereto, and the Administrative Agent.
“First Amendment Effective Date” means the first date all the conditions precedent in Section 7 of the First Amendment are satisfied.
(b)    Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Aggregate Commitments” in its entirely with the following:
“Aggregate Commitments” means the Commitments of all the Lenders. As of the First Amendment Effective Date, the Aggregate Commitments are $400,000,000.

(c)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the definition of “Pro Forma Basis”:
“With respect to any Acquisition, to the extent a Specified Acquisition Period then exists or is concurrently elected, or a Qualified Offering has occurred or will occur concurrently with such Acquisition, pro forma compliance with Section 7.11 shall be determined giving effect to such election or incurrence and as if such Qualified Offering has been consummated.”

(d)    Section 1.01 of the Credit Agreement is hereby amended by replacing the value “$25,000,000” in the definition of “Swing Line Sublimit” with the value “$40,000,000”.
(e)    Section 6.02(l) of the Credit Agreement is hereby amended by inserting “no later than” immediately after “written notice of such election”.
(f)    The Credit Agreement is hereby amended by replacing Schedule 2.01 in its entirety with Schedule 2.01 attached hereto. Upon effectiveness of this Amendment each Lender shall have the Commitment set forth opposite such Lender’s name on Schedule 2.01 attached hereto under the caption “Revolving Credit Commitment”.
Section 3.    Increase of Commitments and Addition of New Lenders. To effectuate the increase in the Aggregate Commitments under the Credit Agreement, certain Lenders have severally agreed to increase their respective Commitments (collectively, the “Increasing Lenders”). Effective on the Amendment Effective Date, the Commitment of each such Increasing Lender is increased to the respective Commitment set forth opposite its name on Schedule 2.01 attached hereto under the caption “Revolving Credit Commitment”. Effective on the Amendment Effective Date, each of Branch Banking and Trust Company, Capital One, N.A., US Bank National Association, Trustmark National Bank, American Bank N.A., and Kleberg First National Bank (collectively, the “New Lenders”) is hereby added to the Credit Agreement as a Lender, with a Commitment as provided on Schedule 2.01 attached hereto, and each such New Lender agrees to be bound by all of the terms and provisions of the Credit Agreement binding on each Lender.
Section 4.    Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.
Section 5.    Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance by each Loan Party and Holdings of this Amendment and the consummation of the transactions contemplated thereby (i) do not contravene the organizational documents of such Loan Party or Holdings, (ii) have been duly authorized by all necessary partnership, limited liability company or corporate action of each Loan Party and corporate action of Holdings, and (iii) are within each Loan Party’s partnership, limited liability company or corporate powers and Holdings’ corporate powers; (b) the Liens under the Collateral Documents are valid and subsisting and secure the Obligations; (c) this Amendment constitutes the legal, valid and binding obligation of each Loan Party and Holdings, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the rights of creditors generally and subject to the availability of equitable remedies; (d) the representations and warranties contained in each Loan Document, after giving effect to this Amendment, are true and correct in all material respects, (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 5(d) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and (e) no Default exists or will result from this Amendment.
Section 6.    Effect on Loan Documents. (a) Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement or any other Loan Document. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.
(b)    Any Loans outstanding on the Amendment Effective Date shall be re-allocated among the Lenders so that the Loans outstanding immediately following the increase in the Aggregate Commitments under this Amendment are held by the Lenders in proportion to the Lenders’ respective Applicable Percentages (giving effect to such increase). The Borrower shall prepay any Revolving Credit Loans outstanding on the Amendment Effective Date (and pay any additional amounts required pursuant to Section 3.06 of the Credit Agreement) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments in connection with this Amendment.
Section 7.    Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein as of the Amendment Effective Date, upon the satisfaction of the following conditions:

(a)    the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby;
(b)    the Administrative Agent (or its counsel) shall have received each of the following items, each in form and substance reasonably acceptable to the Administrative Agent and, where applicable, duly executed and delivered by a duly authorized officer of each applicable Loan Party:
(i)    to the extent requested, a Note for each New Lender requesting a Note;
(ii)    a certificate for each Loan Party dated as of the Amendment Effective Date and signed by a Responsible Officer of such Loan Party, (w) certifying such Loan Party’s existence and good standing in its state of organization, (x) certifying and attaching a true and correct copy of the governing documents of such Loan Party as in full force and effect on the Amendment Effective Date, or certifying that the governing documents of such Loan Party have not been modified since previously certified to the Administrative Agent and remain in full force and effect, (y) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to this Amendment and the increase to the Commitments hereunder, and (z) certifying the incumbency and signatures of each Responsible Officer of such Loan Party authorized to act as a Responsible Officer in connection with this Amendment, the increase to the Commitments hereunder, and the other Loan Documents to which such Loan Party is to be a party in connection herewith;
(iii)    a certificate dated as of the Amendment Effective Date signed by a Responsible Officer of the Borrower certifying that, before and after giving effect to this Amendment and the increase to the Commitments hereunder, (A) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 7(b) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, and (B) no Default exists or will result from this Amendment, the increase to the Commitments hereunder, or the application of the proceeds thereof; and

(c)    the Administrative Agent shall have received, or shall concurrently receive (i) for the account of each New Lender and each Increasing Lender, an upfront fee in an amount to be agreed, currently expected to be 25 basis points on the final allocated principal amount of such New Lender’s Commitment as set forth opposite such New Lender’s name on Schedule 2.01 attached hereto and on the final allocated principal amount by which such Increasing Lender’s Commitment is increased hereunder, respectively and (ii) for the account of the applicable Person, payment of all other fees payable in connection with this Amendment.
Section 8.    Reaffirmation of Guaranties and Collateral Documents. By its signature hereto, each Guarantor represents and warrants that (a) such Guarantor has no defense to the enforcement of the Subsidiary Guaranty or the Holdings Guaranty, as applicable, and that according to its terms the Subsidiary Guaranty and Holdings Guaranty will continue in full force and effect to guaranty the Borrower's obligations under the Credit Agreement and the other amounts described in the Subsidiary Guaranty and Holdings Guaranty following the execution of this Amendment and (b) the Liens created under the Collateral Documents to which such Guarantor is a party are valid and subsisting and will continue in full force and effect to secure the Borrower's obligations under the Credit Agreement and the other amounts described in such Collateral Documents following the execution of this Amendment.
Section 9.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 10.    Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.
Section 11.    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages follows.]

EXECUTED as of the first date above written.

SUSSER PETROLEUM PARTNERS LP
By:	Susser Petroleum Partners GP LLC, its general partner
By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

SUSSER HOLDINGS CORPORATION
By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

SUSSER PETROLEUM OPERATING COMPANY LLC
By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

SUSSER PETROLEUM PROPERTY COMPANY LLC
By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

T&C WHOLESALE, LLC
By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

SUSSER ENERGY SERVICES LLC
By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

BANK OF AMERICAN, N.A.,
as Administrative Agent
By:	/s/ Denise Jones
Denise Jones
Assistant Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

BANK OF AMERICAN, N.A.,
as Lender, Swing Line Lender and L/C Issuer
By:	/s/ Gary L. Mingle
Gary L. Mingle
Senior Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

BARCLAYS BANK PLC, as a Lender
By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Stephen A. Leon
Name:	Stephen A. Leon
Title:	Managing Director

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

BMO Harris Financing, Inc, as a Lender
By:	/s/ Thomas Hasenauer
Name:	Thomas Hasenauer
Title:	Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

Royal Bank of Canada, as a Lender
By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

Regions Bank, as a Lender
By:	/s/ James Watkins
Name:	James Watkins
Title:	Senior Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Jeremy A. Newsom
Name:	Jeremy A. Newsom
Title:	Senior Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

Cadence Bank, N.A., as a Lender
By:	/s/ Mike Ross
Name:	Mike Ross
Title:	Executive Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

Compass Bank, as a Lender
By:	/s/ Adrayll Askew
Name:	Adrayll Askew
Title:	Senior Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

Branch Banking & Trust Company, as a Lender
By:	/s/ Matt McCain
Name:	Matt McCain
Title:	Senior Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

Capital One, NA, as a Lender
By:	/s/ Jack Legendre
Name:	Jack Legendre
Title:	Sr. Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

RAYMOND JAMES BANK, N.A., as a Lender
By:	/s/ Michael G. Pelletier
Name:	Michael G. Pelletier
Title:	Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

Frost Bank., as a Lender
By:	/s/ Ralph E. Tapscott
Name:	Ralph E. Tapscott
Title:	Senior Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

US BANK NATIONAL ASSOCIATION., as a Lender
By:	/s/ Steven L. Sawyer
Name:	Steven L. Sawyer
Title:	Senior Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

Trustmark National Bank, as a Lender
By:	/s/ Michael N. Oakes
Name:	Michael N. Oakes
Title:	Senior Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

AMERICAN BANK, N.A., as a Lender
By:	/s/ Mark Meyer
Name:	Mark Meyer
Title:	Chief Lending Officer

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

Kleberg First National Bank, as a Lender
By:	/s/ Chad D. Stary
Name:	Chad D. Stary
Title:	Executive VP & Chief Credit Officer

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Revolving Credit Commitment	Applicable Percentage
Bank of America, N.A.	$60,000,000.00	15.000000000%
Barclays Bank PLC	$38,000,000.00	9.500000000%
Wells Fargo Bank, National Association	$33,000,000.00	8.250000000%
BMO Harris Financing, Inc.	$29,000,000.00	7.250000000%
Royal Bank of Canada	$29,000,000.00	7.250000000%
Regions Bank	$28,000,000.00	7.000000000%
Amegy Bank National Association	$28,000,000.00	7.000000000%
Cadence Bank, N.A.	$24,000,000.00	6.000000000%
Compass Bank	$21,000,000.00	5.250000000%
Branch Banking and Trust Company	$20,000,000.00	5.000000000%
Capital One, N.A.	$20,000,000.00	5.000000000%
Frost Bank	$18,000,000.00	4.500000000%
Raymond James Bank, N.A.	$18,000,000.00	4.500000000%
US Bank National Association	$16,000,000.00	4.000000000%
Trustmark National Bank	$8,000,000.00	2.000000000%
American Bank N.A.	$5,000,000.00	1.250000000%
Kleberg First National Bank	$5,000,000.00	1.250000000%
TOTAL	$400,000,000.00	100.000000000%

Schedule 2.01 to Credit Agreement